SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) June 15, 2004
                                                 -------------


                   Exact name of registrants as specified in
 Commission     their charters, address of principal executive          IRS Employer
File Number        offices and registrants' telephone number       Identification Number
-----------     ----------------------------------------------     ---------------------
  1-14465                        IDACORP, Inc.                           82-0505802
   1-3198                     Idaho Power Company                        82-0130980
                             1221 W. Idaho Street
                             Boise, ID 83702-5627
                                (208) 388-2200


               State or Other Jurisdiction of Incorporation: Idaho



                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Standard & Poor's Places Ratings of IDACORP and IPC on CreditWatch with Negative
--------------------------------------------------------------------------------
Implications
------------

On June 15, 2004, Standard & Poor's Ratings Services (Standard & Poor's) announced that it has placed the corporate credit rating and long-term ratings of IDACORP, Inc. and Idaho Power Company (IPC) on CreditWatch with negative implications. The companies' commercial paper rating was affirmed at A-2. Any downgrade would be expected to increase the cost of new debt and other issued securities going forward.

Standard & Poor's stated that its decision was prompted by the Idaho Public Utilities Commission (IPUC) order issued May 25, 2004 authorizing only a $25.3 million (5.2 percent) increase in base rates. In Standard & Poor's view, the IPUC order gives rise to the following credit issues: 1) the order likely reflects pressure on the IPUC to moderate rate increases given the rate hikes of the past few years and the weak regional economic conditions, 2) IPC will have to rely more on external debt funding for its $640 million in planned capital expenditures in the 2004-06 period, 3) the drought in the region continues for the fifth consecutive year, raising costs for customers, 4) income tax issues related to the order could potentially lead to issues with deferred federal taxes because of violation of accelerated depreciation rules since the IPUC ordered the benefit of tax refunds to go to ratepayers and 5) the order, coupled with large planned capital expenditures, will weaken IDACORP's consolidated financial profile, with forecast funds from operations coverage of debt below 20 percent and total debt to capitalization at about 55 percent or higher.

Standard & Poor's stated that it would resolve its CreditWatch listing following the IPUC's response to IPC's petition for reconsideration of this ruling and that IDACORP would also have the opportunity to put in place cost reductions or make other changes to its financial plan to mitigate the impact of the ruling.

The following outlines the current Standard & Poor's, Moody's Investors Service (Moody's) and Fitch Inc. (Fitch) ratings of IDACORP's and IPC's securities, with the ratings currently under review by Standard & Poor's and Moody's marked with an asterisk:



------------------- -------------------------------- -------------------------------- --------------------------------
                          Standard and Poor's                    Moody's                           Fitch
------------------- -------------------------------- -------------------------------- --------------------------------
                         IPC            IDACORP           IPC            IDACORP            IPC           IDACORP
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
 Corporate Credit        A-*              A-*             A3*             Baa1*            None             None
      Rating
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  Senior Secured          A*             None             A2*             None               A              None
       Debt
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------


                                       2

------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
 Senior Unsecured       BBB+*            BBB+*            A3*             Baa1*             A-              BBB+
       Debt
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
 Preferred Stock         BBB*            None            Baa2*            None             BBB+             None
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
 Trust Preferred         None            BBB*             None            Baa2*            None             BBB
      Stock
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
    Short-Term         BBB+/A-2          None             A3/             None             None             None
 Tax-Exempt Debt                                        VMIG-1*
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
 Commercial Paper        A-2              A-2             P-1*             P-2              F-1             F-2
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------
  Rating Outlook        Stable          Stable          Negative        Negative          Stable           Stable
------------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------


These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

IPC Files Petition for Reconsideration in General Rate Case
-----------------------------------------------------------

On June 15, 2004, IPC filed with the IPUC a petition for reconsideration of portions of the order issued May 25, 2004 relating to IPC's general rate case. The two primary matters raised in the petition are issues related to income tax and computational errors.

IPC stated in its petition that the IPUC used a five-year average income tax rate to compute IPC's income tax rather than the historically used tax calculation methods, which resulted in retroactive ratemaking and places IPC's ability to use accelerated income tax depreciation in jeopardy. The income tax issue represents approximately $11.5 million.

IPC requested that computational errors of approximately $2.7 million contained in the order be corrected. The IPUC has 28 days to respond to the petition.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power, recovery of other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental and safety laws and policies; weather variations affecting customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity and fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees and on the obligation to provide post retirement health care benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; technological developments that could affect the operation and prospects of our subsidiaries or their competitors; legal and administrative proceedings (whether civil or criminal) and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2003, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and other reports on file with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: June 16, 2004

                                       IDACORP, Inc.

                                       By:/s/Robert W. Stahman
                                          -----------------------
                                             Robert W. Stahman
                                             Vice President, General Counsel and
                                             Secretary





                                       IDAHO POWER COMPANY

                                       By:/s/Robert W. Stahman
                                          -----------------------
                                             Robert W. Stahman
                                             Vice President, General Counsel and
                                             Secretary